U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________


                               AMENDMENT NO. 1 TO
                                     FORM 8K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  OCTOBER  18,  2001
                                                          ------------------


                        KOALA INTERNATIONAL WIRELESS INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                  0-32479                76-0616468
          ------                 --------               -----------
    (State  or  other          (Commission            (IRS  employer
       Jurisdiction            file  number)          Identification
     of  incorporation)                                    Number)

           141  757  WEST  HASTINGS  STREET,  SUITE  676
           VANCOUVER,  BRITISH  COLUMBIA,  CANADA         V6C  1A1
           --------------------------------------         --------
        (Address  of  principal  executive  offices)     (Zip Code)

Copies  to:
Michael  Johnston
366  Bay  Street,  Suite  800,  Toronto,  Ontario,  Canada  M5H  4B2


Registrants  telephone  number,  including  area  code:(604)-681-7806
                                                       ----------------

ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCCOUNTANT

Since inception, August 18, 1999, the Company's principal accountant has been Manning Elliott, Chartered Accountants, of Vancouver, British Columbia, Canada. Effective October 29, 2001, the Board of Directors of the Company approved the change of accountants. On October 29, 2001, management of the Company dismissed Manning Elliott and engaged Pannell Kerr Forster, Chartered Accountants, of New York, New York, as its independent public accountants to audit its financial statements.

The Company believes, and has been advised by Manning Elliott that it concurs with such belief, that, for the fiscal years ended December 31, 2000 and the period from inception to December 31,1999, and in the subsequent periods through the date of dismissal, the Company and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Manning Elliott on the Company's financial statements for the fiscal years ended December 31, 2000 and the period from inception to December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that the Company will continue as a going concern.

Prior to engaging the new accountants, Pannell Kerr Forster, the Company, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by the Company in reaching a decision a to an accounting, auditing or financial reporting issue.

The Company has requested that Manning Elliott furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Manning Elliott agrees with the above statements, which letter accompanies this Form 8-K as an exhibit.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS


EXHIBITS
--------
2* Agreement and Plan of Exchange By and Between Kettle River Group Inc. and Urbanesq.com, Inc. dated October 18, 2001

16* Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing

16.1 Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing dated June 12, 2002

99* News Release - Kettle River Group Inc. announces acquisition of Urbanesq.com Inc

*Previously filed on Form 8-K on November 2, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOALA INTERNATIONAL WIRELESS INC. (FORMERLY KETTLE  RIVER  GROUP  INC.)


June 18, 2002                                      By:    /s/ Michael Johnston
------------------                                      ----------------------
         (Date)                                    Name:      Michael Johnston
                                                        ----------------------
                                                   Its:       President
                                                        ----------------------


                                  EXHIBIT INDEX


EXHIBIT  NO.                DESCRIPTION
------------                -----------
2* Agreement and Plan of Exchange By and Between Kettle River Group Inc. and Urbanesq.com, Inc. dated October 18, 2001

16* Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing

16.1 Letter from Manning Elliott indicating agreement with statements in Item 4 of this filing dated June 12, 2002

99* News Release - Kettle River Group Inc. announces acquisition of Urbanesq.com Inc

*Previously filed on Form 8-K on November 2, 2001.